UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2025

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On August 14, 2025, Aquestive Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company and Leerink Partners LLC, Cantor Fitzgerald & Co. and Oppenheimer & Co. Inc., as representatives of the several underwriters named therein (the “Underwriters”), relating to an underwritten offering of 21,250,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an offering price of $4.00 per share.

The gross proceeds to the Company from the offering are expected to be $85.0 million, after deducting the underwriting discount and estimated offering expenses payable by the Company. All of the shares of Common Stock in the offering are being sold by the Company.

The closing of the offering is expected to occur on August 15, 2025, subject to customary closing conditions. The Company intends to use the net proceeds received from the offering, together with its existing cash and cash equivalents, primarily to advance the launch and commercialization of Anaphylm™ (epinephrine) Sublingual Film for the treatment of severe life-threatening allergic reactions, including anaphylaxis, assuming United States Food and Drug Administration approval, and for working capital, capital expenditures and general corporate purposes. Based on the Company's current operating plan, it believes that the net proceeds from the offering, together with its existing cash and cash equivalents, will enable the Company to fund its planned operating expenses and capital expenditures into 2027.

The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-278498) previously filed with the Securities and Exchange Commission and declared effective on April 23, 2024, and prospectus supplement thereunder.

The Underwriting Agreement contains representations, warranties and covenants of the Company that are customary for transactions of this type and customary conditions to closing. Additionally, the Company has agreed to provide the Underwriters with customary indemnification rights under the Underwriting Agreement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement , a copy of which is filed as Exhibit 1.1 and Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

A copy of the opinion of Dechert LLP regarding the validity of the Common Stock issued in the offering is attached hereto as Exhibit 5.1.

Item 7.01	Regulation FD Disclosure.

In connection with investor meetings on August 13, 2025, the Company used the investor presentation furnished hereunder as Exhibit 99.1. On August 14, 2025, the Company issued a press release announcing the pricing of the offering. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report, including the attached Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the Company’s expectations with respect to the completion, timing and size of the offering and the expected amount and use of net proceeds from the offering. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including in the section captioned “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1
Underwriting Agreement, dated August 14, 2025, by and among Aquestive Therapeutics, Inc. and Leerink Partners LLC, Cantor Fitzgerald & Co. and Oppenheimer & Co. Inc., as representatives of the several underwriters named therein

5.1	Opinion of Dechert LLP
23.1	Consent of Dechert LLP (included in Exhibit 5.1)
99.1	Investor Presentation of the Company, dated August 13, 2025
99.2	Press Release of the Company issued on August 14, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2025	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr.
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer